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                                                                    EXHIBIT 10.1


                         CAREER EDUCATION CORPORATION
                            1995 STOCK OPTION PLAN



     1. PURPOSE. The purpose of this Stock Option Plan (the "Plan") is to enable Career Education Corporation (the "Company") to attract and retain people of initiative and ability as employees, advisors and directors. The Plan is also intended to provide additional incentives to employees, advisors and directors to maximize the Company's share price. Reference hereinafter to "employee" shall also include advisors and non-employee members of the Company's Board of Directors. Reference to "employment" shall also include tenure under a consulting agreement or as a member of the Company's Board of Directors.

     2. SHARES SUBJECT TO THE PLAN. Subject to adjustment as provided below and in Paragraph 7, the shares to be offered under the Plan shall consist of Class E Non-Voting Common Stock of the Company ("Shares"). The total number of Shares that may be issued under the Plan shall not exceed twelve-thousand two-hundred fifteen (12,215) Shares. If an option right granted under the Plan expires, terminates or is canceled, the unissued Shares subject to such option shall again be available under the Plan.

     3.   EFFECTIVE DATE AND DURATION OF PLAN.

          (a) Effective Date. The Plan shall become effective on August 1, 1995 (the "Effective Date"). However, no option granted under the Plan shall become exercisable until after the Plan is approved by the affirmative vote of the holders of a majority of the Common Stock of the Company represented at a shareholders' meeting at which a quorum is present. Any awards under the Plan prior to such approval shall be conditioned on and subject to such approval. Subject to this limitation, options may be granted under the Plan at any time after the Effective Date and before termination of the Plan.

          (b) Duration. The Board of Directors may at any time suspend or terminate the Plan. Unless previously terminated by the Board, this Plan shall terminate on July 31, 2005. The rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except by the consent of the person to whom the option was granted.

     4. ADMINISTRATION. The Plan shall be administered by a committee appointed by the Board of directors of the Company consisting of not less than two directors (the "Committee"). The Committee shall determine and designate from time to time the employees to whom awards shall be made, the amount of the awards, and the other terms and conditions of the awards, except that only the Board of Directors may amend or terminate the Plan as provided in Paragraphs 3 and 10. Subject to the provisions of the Plan, the Committee may from time to time adopt and amend rules and regulations relating to administration of the Plan, advance the lapse of any waiting period, accelerate any exercise date, waive or modify any restriction
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applicable to Shares (except those restrictions imposed by law) and make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. The interpretation and construction of the provisions of the Plan and related agreements by the Committee shall be final and conclusive. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any related agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency.

     5. ELIGIBILITY. Any awards may be made to employees, including advisors and non-employee directors of the Company. Advisors shall be eligible for an award only if they have rendered services to the Company, other than those in connection with the sale of securities in a capital-raising transaction. The Committee shall specify the action taken with respect to each employee to whom an award is made under the Plan. At the discretion of the Committee, an employee may be given an election to surrender an award in exchange for the grant of a new award.

     6.   OPTION GRANT.

          (a) Grant. The Committee has the authority and discretion to grant options under the Plan. With respect to each option grant, the Committee shall determine the number of Shares subject to the option, the option price, the period of the option, and the time or times at which the option may be exercised. In addition, the Committee may provide for any other restrictions or provisions in the option agreement which it deems appropriate. Options shall be either Incentive Stock Options or Nonstatutory Stock Options. Incentive Stock Options shall meet all of the requirements of this Paragraph 6. Nonstatutory Options shall meet the requirements of Subparagraphs (c) through (g).

          (b) Incentive Stock Option. Incentive Stock Options ("ISOs") shall be subject to the following terms and conditions (for the purposes of this Paragraph 6(b), references to "employee" shall not include advisors or non-employee directors of the Company; only common law employees may receive
     ISOs):

               (i) ISOs may be granted under the Plan to an employee possessing more than 10% directly or by attribution, of the total combined voting power of all classes of stock of the Company only if the option price is at least 110% of the fair market value of the Shares subject to the option on the date it is granted, as described in 6(b)(iii), and the option by its terms is not exercisable after the expiration of five years from the date it is granted.

               (ii) Subject to Paragraphs 6(b)(i) and 6(c), ISOs granted under the Plan shall continue in effect for the period fixed by the Committee, except that no ISO shall be exercisable after the expiration of ten years from the date it is granted.

               (iii) The option price per share shall be determined by the Committee at the time of grant. Subject to Paragraph 6(b)(i), the exercise price shall not be less than 100% of the fair market value of the Shares covered by the ISO at the date

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          the option is granted. The fair market value shall be deemed to be the closing of the Shares of the Company as reported on the date preceding the date the option is granted, or if there has been no sale on that date, on the last preceding date on which a sale occurred, or as reasonably determined by the Committee.

               (iv) No ISO shall be granted on or after the tenth anniversary of the Effective Date of the Plan.

          (c) Exercise of Options. Except as provided in Paragraph 6(f), no option granted under the Plan may be exercised unless, at the time of such exercise, the optionee is employed by the Company or is rendering services to the Company and shall have been so employed or retained continuously since the date such option was granted. Absence on leave or on account of illness or disability under rules established by the Committee shall not, however, be deemed an interruption of employment for this purpose. Except as provided in Paragraphs 6(f), 7 and 8, options granted under the Plan may be exercised from time to time over the period stated in each option in such amounts and at such times as shall be prescribed by the Committee, provided that options shall not be exercised for factional shares. Unless otherwise determined by the Committee, if the optionee does not exercise an option in any one year with respect to the full number of Shares to which the optionee is entitled in that year, the optionee's rights shall be cumulative and the optionee may purchase those Shares in any subsequent year during the term of the option.

          (d) Nontransferability. Each stock option granted under the Plan by its terms shall be nonassignable and nontransferable by the optionee, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the optionee's domicile at the time of death, and each option by its terms shall be exercisable during the optionee's lifetime only by the optionee.

          (e) Vesting. Options granted under the Plan shall vest according to such schedule as the Committee may prescribe at the time of grant, which may include full and immediate vesting. Reference to "option" in this Plan means all vested and non-vested options.

          (f)  Termination of Employment or Death.

               With respect to ISOs:

               (i) If the employment of an option holder is terminated, any then outstanding and exercisable stock option held by such person shall remain exercisable, in accordance with the provision of the stock option agreement, by such employee until the expiration date of such stock option or within three months after the date of termination of employment, whichever is the shorter period.

               (ii) Notwithstanding the provisions of (f)(i), if the employee's

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          employment is terminated because of a disability described in Section
          422(c)(6) of the Internal Revenue Code ("Disability"), any then outstanding and exercisable stock option held by such employee shall remain exercisable, in accordance with the stock option agreement, by such employee until the expiration of such option agreement or within one year after the date of termination of employment whichever is the shorter period.

               (iii) Notwithstanding the provisions of (f)(i), if the employee dies, any then outstanding and exercisable stock option held by such employee on the date of death shall be exercisable, in accordance with the provisions of the stock option agreement, by the duly appointed representative of the employee's estate at any time prior to the expiration of such option agreement or within one year after the date of death, whichever is the shorter period.

               If a termination under (f)(ii) or (iii) occurs, any unvested portion of the option held by the employee shall become vested, provided that the aggregate value of Shares with respect to which any ISO first becomes exercisable in the calendar year of the termination of employment does not exceed $100,000. If the value of Shares that become fully vested in a calendar year under an ISO exceed $100,000, such excess shall be treated as stock subject to a Nonstatutory Stock Option. For purposes of the $100,000 limitation, the fair market value of the Shares on the date the ISO was granted shall be used in determining the value of the Shares.

               With respect to Nonstatutory Options:

               The Committee may specify in the option agreement what restrictions will apply in the event of termination of employment.

               For all options issued hereunder, to the extent that the option of any deceased optionee or any optionee whose employment terminates is not exercised within the applicable period, all further rights to purchase Shares to such option shall cease and terminate.

          (g) Purchase of Shares. Unless the Committee determines otherwise, Shares may be acquired pursuant to an option granted under the Plan only upon receipt by the Company of notice in writing from the optionee of the optionee's intention to exercise, specifying the number of Shares as to which the optionee desires to exercise the option and the date on which the optionee desires to complete the transaction, and if required in order to comply with the Securities Act of 1933, as amended, containing a representation that it is the optionee's present intention to acquire the Shares for investment and not with a view toward distribution. Unless the Committee determines otherwise, on or before the date specified for completion of the purchase of Shares pursuant to an option, the optionee must have paid the Company the full purchase price of such shares in cash. No Shares shall be issued until full payment therefor has been made. If the Company is required to withhold on account of any present or future tax imposed as a result of an

                                      -4-
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     exercise, the Company shall so notify the optionee and the optionee shall be required to pay all such withholding in cash as a condition to the receipt of shares.

     7. CHANGES IN CAPITAL STRUCTURE. If the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, plan of exchange, recapitalization, reclassification, stock split-up, combination of shares or dividend payable in shares, appropriate adjustment shall be made by the Committee in the number and kind of shares available for awards under the Plan, provided that this Paragraph 7 shall not apply with respect to transactions referred to in Paragraph 8. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, to the end that the optionee's proportionate interest is maintained as before the occurrence of such event. The Committee may also require that any securities issued in respect of or exchange for Shares issued hereunder that are subject to restrictions be subject to similar restrictions. Notwithstanding the foregoing, the Committee shall have no obligation to effect any adjustment that would or might result in the issuance of fractional shares, and any fractional shares from any adjustment may be disregarded or provided for in any manner determined by the Committee. Any such adjustments made by the Committee shall be conclusive.

     8. CHANGE OF CONTROL. Notwithstanding any other provisions of the Plan, a change of control ("Change of Control") shall occur at any time when the Stockholders of the Company approve one of the following ("Approved Transactions"):

               (i) Any consolidation, merger, plan of exchange, or on involving the Company ("Merger") in which the Company is not the continuing or surviving corporation or pursuant to which the majority of the Common Stock of the Company would be converted into cash, securities or other property, other than (A) a Merger involving the Company in which the holders of the Common Stock of the Company immediately prior to the Merger have the same proportionate ownership of common stock of the surviving corporation after the Merger, (B) any transaction in connection with an initial public offering; (C) any private placement where a substantial block of stock is sold to one or more new investors; or (D) the conversion of shares from one class of stock to another or the exercise of any warrant; or

               (ii) Any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company or the adoption of any plan or proposal for the liquidation or dissolution of the Company.

          In addition, a Change of Control shall occur in the event a "person" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended) after the Effective Date first becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, in one or more transactions, of shares of common stock of the Company representing 50% or more of the total number of votes that may be

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     cast by all stockholders of the Company voting as a single class, without the approval or consent of the Board of Directors, other than (A) any transaction in connection with an initial public offering; (B) any private placement where a substantial block of stock is sold to one or more new investors; or (C) the conversion of shares from one class of stock to another or the exercise of any warrant.

     9. CORPORATE MERGERS, ACQUISITIONS, ETC. The Committee may also grant options under the Plan having terms, conditions and provisions that vary from those specified in this Plan, provided that any such awards are granted in substitution for, or in connection with the assumption of, existing options, issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, plan of exchange, acquisition of property or stock, separation, reorganization, or liquidation to which the Company is a party.

     10. AMENDMENT OF PLAN. The Board of Directors may at any time, and from time to time, modify or amend the Plan in such respects as it shall deem advisable because of changes in the law while the Plan is in effect or for any other reason. Except as provided in Paragraphs 6(f), 7 and 8, however, no change in an award already granted shall be made without the written consent of the holder of such award.

     11. APPROVALS. The obligations of the Company under the Plan are subject to the approval of state and federal authorities or agencies with jurisdiction in the matter. The Company will use its best efforts to take steps required by applicable state or federal law or regulations, including rules and regulations of the Securities and Exchange Commission and any stock exchange or trading system on which this Company's shares may then be listed or admitted for trading, in connection with grants under the Plan. The foregoing notwithstanding, the Company shall not be obligated to issue or deliver Common Stock under the Plan if such issuance or delivery would violate applicable state or federal securities law.

     12. EMPLOYMENT RIGHTS. Nothing in the Plan or any award pursuant to the Plan shall confer upon any option holder any right to be continued in the employment of the Company or shall interfere in any way with the right of the Company to terminate such employee's employment at any time, for any reason, with or without cause, or to increase or decrease such employee's compensation or benefits.

     13. RIGHTS AS A SHAREHOLDER. The recipient of any award under the Plan shall have no rights as a shareholder with respect to any Shares until the date of issue to the recipient of a stock certificate for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     14. GOVERNING LAW. All questions arising with respect to the provisions of the Plan shall be determined by application of the laws of the State of Illinois, except to the extent that Illinois laws are preempted by any federal statute, regulation, judgment or court order, including but not limited to, the Internal Revenue Code.

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     15.  HEADINGS.  The titles of Paragraphs are included for convenience only, and are not to be considered in the construction of the provisions thereof.

     IN WITNESS WHEREOF, this Plan is executed this 23rd day of August, 1995, to be effective as of the Effective Date.

                                    CAREER EDUCATION CORPORATION, a Delaware
                                    Corporation


                                    By:  /s/ John M. Larson
                                       --------------------------------
                                         Its:  President
                                             --------------------------

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                              AMENDMENT No. 1 TO
                              -------------------
                         CAREER EDUCATION CORPORATION
                         ----------------------------
                            1995 STOCK OPTION PLAN
                            ----------------------


     THIS AMENDMENT NO. 1 relates to that certain Career Education Corporation 1995 Stock Option Plan executed as of August 23, 1995 (the "Plan") and is effective as of February 27, 1997.

     WHEREAS, pursuant to the Plan, Career Education Corporation (the "Company") authorized the issuance under the Plan of up to 12,215 shares of Class E Non-Voting Common Stock of the Company (the "Shares");

     WHEREAS, the Company now wishes to increase the number of Shares authorized for issuance under the Plan and such increase was approved by the Company's directors by Unanimous Written Consent dated as of February 28, 1997.

     NOW, THEREFORE, pursuant to Section 10 of the Plan, the Company's Board of Directors hereby amend the Plan as follows:

     1. Section 2 of the Plan is amended and restated in its entirety, and shall be replaced with the following provision:

          2. Shares Subject to the Plan. Subject to adjustment as provided below and in Paragraph 7, he shares to be offered under the Plan shall consist of Class E Non-Voting Common Stock of the Company ("Shares"). The total number of Shares that may be issued under the Plan shall not exceed thirteen-thousand-two-hundred-fifteen (13,215) Shares. If an option right granted under the Plan expires, terminates or is canceled, the unissued Shares subject to such option shall again be available under the Plan.

     2. Except as specifically amended herein, the terms and conditions of the Plan shall remain in full force and effect.

     3.   This Amendment shall be effective as of February 27, 1997.

     IN WITNESS WHEREOF, the Company's Board of Directors has executed this Amendment as of December 31, 1997.

                                    CAREER EDUCATION CORPORATION


                                     /s/ WILLIAM A. KLETTKE
                                    -------------------------------
                                    WILLIAM A. KLETTKE
                                    Senior Vice President,
                                    Chief Financial Officer
                                    and Treasurer

                                       2
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                              AMENDMENT No. 2 TO
                              -------------------
                          CAREER EDUCATION CORPORATION
                          ----------------------------
                             1995 STOCK OPTION PLAN
                             ----------------------


     THIS AMENDMENT NO. 2 relates to that certain Career Education Corporation 1995 Stock Option Plan executed as of August 23, 1995 (the "Plan") and is effective as of May 30, 1997.

     WHEREAS, pursuant to the Plan, Career Education Corporation (the "Company") originally authorized the issuance under the Plan of up to 12,215 shares of Class E Non-Voting Common Stock of the Company and authorized the issuance of an additional 1,000 shares of Class E Non-Voting Common Stock as of February 27, 1997 (the "Shares");

     WHEREAS, the Company now wishes to increase the number of Shares authorized for issuance under the Plan and such increase was approved by the Company's directors by Unanimous Written Consent dated as of May 30, 1997.

     NOW, THEREFORE, pursuant to Section 10 of the Plan, the Company's Board of Directors hereby amend the Plan as follows:

     1. Section 2 of the Plan is amended and restated in its entirety, and shall be replaced with the following provision:

          2. Shares Subject to the Plan. Subject to adjustment as provided below and in Paragraph 7, the shares to be offered under the Plan shall consist of Class E Non-Voting Common Stock of the Company ("Shares"). The total number of Shares that may be issued under the Plan shall not exceed seventeen-thousand-one-hundred-thirty-five (17,135) Shares. If an option right granted under the Plan expires, terminates or is canceled, the unissued Shares subject to such option shall again be available under the Plan.

     2. Except as specifically amended herein, the terms and conditions of the Plan shall remain in full force and effect.

     3.   This Amendment shall be effective as of May 30, 1997.

     IN WITNESS WHEREOF, the Company has executed this Amendment as of December 31, 1997.


                                    CAREER EDUCATION CORPORATION


                                    /s/ WILLIAM A. KLETTKE
                                    -------------------------------
                                        William A. Klettke
                                        Senior Vice President,
                                        Chief Financial Officer
                                        and Treasurer


                                       2